UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

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22nd Century Group, Inc.

(Name of Registrant as Specified in its Charter)

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22nd Century Group, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2012 annual meeting of stockholders of 22nd Century Group, Inc. (the “Company”) will be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, New York 14031, on Thursday, September 20, 2012, beginning at 2:00 P.M. local time. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1) to elect the four nominees named in the attached proxy statement as Directors;

(2) to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered certified public accounting firm for fiscal 2012; and

(3) to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 26, 2012 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 20, 2012: The 2011 Annual Report on Form 10-K and proxy statement of 22nd Century Group, Inc. are available online at http://www.xxiicentury.com/sec-filings/. For directions to the annual meeting, please contact Henry Sicignano III at 716-270-1523 or hsicignano@xxiicentury.com.

By Order of the Board of Directors,

Joseph Pandolfino
Chief Executive Officer and Director

Dated: August 9, 2012

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
PRINCIPAL STOCKHOLDERS	4
PROPOSAL NO. 1 ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	7
EXECUTIVE OFFICERS	9
EXECUTIVE COMPENSATION	10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	12
PROPOSAL NO. 2 THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012	15
AUDIT COMMITTEE REPORT	18
STOCKHOLDER PROPOSALS FOR THE 2013 MEETING	18
OTHER MATTERS	18

22nd Century Group, Inc.

9530 Main Street

Clarence, New York 14031

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 20, 2012

PROXY STATEMENT

The Board of Directors of 22nd Century Group, Inc. is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, New York 14031, on Thursday, September 20, 2012, beginning at 2:00 P.M. local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the annual meeting. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about August 9, 2012.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the 2012 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on July 26, 2012 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board, the compensation of Directors and Executive Officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, July 26, 2012, will receive notice of, and be eligible to vote at, the annual meeting and at any adjournment or postponement of the annual meeting. At the close of business on the record date, we had outstanding and entitled to vote 31,598,979 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of stock of the Company as of the record date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock issued and outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted.

Each stockholder receiving proxy materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then your shares will not be voted with respect to any proposal. The Board and management do not intend to present any matters at this time at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxy’s discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with our Secretary or mailing a proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

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What vote is required to approve each item?

The approval of the election of each of the Director nominees and the ratification of the appointment of Freed Maxick CPAs, P.C. (“Freed”) require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting.

How are votes counted?

For the election of Directors and the ratification of the appointment of Freed, you may vote “FOR,” “AGAINST” or “ABSTAIN.” You may not cumulate your votes for the election of Directors.

Abstentions are considered to be present and entitled to vote at the meeting and, therefore, will have the effect of a vote against each of the proposals.

If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2012 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that have not received voting instructions from their clients may not vote on the election of each of the Director Nominees. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of Freed as our independent auditor without receiving voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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PRINCIPAL STOCKHOLDERS

The following tables set forth certain information regarding the beneficial ownership of our common stock as of April 9, 2012, by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our current directors and executive officers, and (iii) all of our current executive officers and directors as a group. Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within sixty (60) days of April 9, 2012, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted below, the address for each person or entity listed in the table below is c/o 22nd Century Group, Inc., 9530 Main Street, Clarence, NY 14031.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned (1)
Management and Directors:
Joseph Pandolfino (2)	6,210,396		20.3%
Henry Sicignano, III (3)	4,774,594		15.8%
Michael R. Moynihan, Ph.D. (4)	1,117,645		3.8%
Joseph Alexander Dunn, Ph.D.	25,000	*
James W. Cornell	25,000	*

All directors and executive officers as a group (5 persons) (2)-(4)	12,603,435		43.4%

Other 5% Owners:
Clearwater Partners, LLC (5)	5,144,279		17.0%
Angelo J. Tomasello (6)	4,375,214		14.5%

* Less than 1%

(1)	Based on 29,049,646 shares of common stock issued and outstanding (including outstanding restricted stock), plus common stock subject to options, warrants, convertible notes or other rights currently exercisable or exercisable within sixty (60) days of April 9, 2012, held by the beneficial owner to whom the disclosure pertains.

(2)	Includes (a) 1,579,761 shares of common stock issuable to Mr. Pandolfino upon exercise of warrants and (b) 141,500 shares of common stock subject to an option granted by Mr. Pandolfino to Mark Tompkins to purchase such shares at a price per share equal to 20% of the market value of such shares on the date of exercise, which option becomes exercisable by Mr. Tompkins on July 25, 2012 and which option expires on August 26, 2012.

(3)	Consists of 1,032,603 shares of common stock held by Henry Sicignano III (including 550,000 restricted shares issued as equity incentive awards under the Company’s Equity Incentive Plan; “EIP), 2,542,347 shares of common stock held by Henry Sicignano III Group, LLC, 69,564 shares of common stock issuable to Mr. Sicignano upon exercise of warrants, 329,667 shares of common stock upon conversion of a $247,250 note, and 800,413 shares of common stock issuable to Henry Sicignano III Group, LLC upon exercise of warrants. Mr. Sicignano is Managing Member of Henry Sicignano III Group, LLC and, accordingly, exercises voting and investment power with respect to the shares held by Henry Sicignano III Group, LLC. 450,000 of the shares issued to Mr. Sicignano under the Company’s EIP are time-based awards subject to vesting over the next 3 years on April 1 of 2013 to 2015, such that 150,000 shares shall vest on April 1 of each such year. Mr. Sicignano also holds 100,000 performance based shares of restricted stock issued as equity incentive awards under the Company’s EIP, which are subject to forfeiture unless certain performance milestones are achieved.

(4)	Includes 243,711 shares of common stock issuable upon exercise of warrants.

(5)	Includes 1,238,763 shares of common stock issuable upon exercise of warrants. The address of Clearwater Partners, LLC is 34 Sunburst Circle, East Amherst, New York 14051.

(6)	Includes 1,044,972 shares of common stock issuable upon exercise of warrants and 38,333 shares of common stock and warrants to purchase 46,000 shares of common stock upon conversion of a $28,750 note. The address of Mr. Tomasello is 4720 Spaulding Drive, Clarence, New York 14031.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on a review of the Securities and Exchange Commission filed ownership reports during 2011, the Company believes that all Section 16(a) filing requirements were met during 2011 except as set forth below.

On January 25, 2011, Messrs. Richard Saffire and Angelo Tomasello became subject to Section 16 reporting requirements which required filing of a Form 3 within 10 days, and on April 1, 2011, Messrs Joseph Dunn, James Cornell and Steven Katz became subject to Section 16 reporting requirements. Form 3 filings for these reporting persons were not made within the required 10-day period.

In addition, each of the following reporting persons had one late Form 4 filing for the number of transactions indicated during 2011: Messrs. James Cornell (1), Joseph Dunn (1), Steven Katz (former director) (1), Michael Moynihan (1), Joseph Pandolfino (1), Charles Rider (1), Henry Sicignano III (6) and Angelo Tomasello (1).

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

The number of authorized Directors as of the date of this proxy statement is four. All of the nominees have indicated to the Company that they will be available to serve as Directors. If any nominee named herein for election as a Director should for any reason become unavailable to serve prior to the annual meeting, the Board may, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person or (iii) leave the position vacant to be filled at a later time. Directors elected at the 2012 annual meeting will hold office for a one year term expiring at the annual meeting in 2013 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently Directors of the Company. The experience, qualifications, attributes and skills that led to the conclusion that the persons should serve as a Director of our Company are described below in each Director nominee’s biography.

Director Nominees:

James W. Cornell. Mr. Cornell, age 55, has served as a Director since March 4, 2011. Mr. Cornell is currently the President and Chief Executive Officer of Praxiis, LLC, an enterprise that provides support for clients in organizational change, leadership development and transactional advisory services. He has served in this capacity since October, 1988. Mr. Cornell is also the current Manager of Larkin Center Management, LLC, a real estate development company, and has served in this capacity since October 2010. From September 2006 until September 2010, Mr. Cornell served as Managing Director of New York New Jersey Rail, LLC, which is part of the national transportation rail system and moves rail freight by rail barge across New York City Harbor, and he now continues to serve as principal business advisor to that firm. From March 2005 until September 2008, Mr. Cornell served as the Chairman of the Board of Directors of New York Regional Rail Corp., which operates as a short-haul regional trucking company. From April 2006, until February 2007, Mr. Cornell served as Chief Restructuring Officer of Regus Industries, a waste management firm, and from January 2001 until November 2004, he served as Special Advisor to Pinkerton Government Services, Inc. and Securitas Nuclear and Government Services Unit, security services providers to the energy industry and government. Mr. Cornell holds a B.S. Degree in Business, Management, and Economics and an M.B.A. Degree, both from the State University of New York, Empire College. Mr. Cornell’s extensive business management, strategy, and leadership experience led to our conclusion that he should serve as a director of our Company.

Henry Sicignano, III, MBA. Mr. Sicignano, age 44, has served as our President and Secretary since the closing of the merger in January 2011 between the Company and 22nd Century Limited, LLC, as a Director since March 4, 2011, and as interim Chief Financial Officer since July 6, 2012. From August 2005 to April 2009, Mr. Sicignano served as a General Manager and as the Director of Corporate Marketing for NOCO Energy Corp., a petroleum products company; and from March 2003 to July 2005, as Vice President of Kittinger Furniture Company, Inc., a fine furniture manufacturer. From February 1997 through July 2002, he served as Vice President and Marketing Director of Santa Fe Natural Tobacco Company, a specialty tobacco company, prior to the sale of that company to R.J. Reynolds Tobacco Company in 2002. Mr. Sicignano holds a B.A. Degree in Government from Harvard College and an M.B.A. Degree from Harvard University. Mr. Sicignano’s extensive experience in management, including in the tobacco industry, led to our conclusion that he should serve as a director of our Company.

Joseph Pandolfino, MBA. Mr. Pandolfino, age 44, has served as our Chief Executive Officer and as a Director since the closing of the merger in January 2011 between the Company and 22nd Century Limited, LLC. He founded 22nd Century Limited, LLC in 1998 and has over 15 years experience in all aspects of the tobacco industry, including 12 years with genetically-engineered tobacco. He served as President of 22nd Century Limited, LLC from its inception until April 2010 and as Chief Executive Officer of 22nd Century Limited, LLC since April 2010. Mr. Pandolfino oversees our operations, strategy and product development. Mr. Pandolfino holds a B.S. Degree in Business Administration from Medaille College and an M.B.A. Degree from the State University of New York at Buffalo. Mr. Pandolfino’s significant experience in all aspect of the tobacco industry as well as his experience leading 22nd Century Limited, LLC led to our conclusion that he should serve as a director of our Company.

Joseph Alexander Dunn, Ph.D. Dr. Dunn, age 58, has served as a Director since March 4, 2011. Dr. Dunn is currently Associate Dean for Research and Professor of Pharmaceutical Sciences at D’Youville College of Pharmacy in Buffalo, New York and has served in this capacity since April 1, 2010. Dr. Dunn has also served as Chief Executive Officer of the National Center for Food and Agricultural Policy in Washington, D.C. since November 1, 2009 and as Chief Executive Officer and Director of Research at OmniPharm Research International, Inc., a drug company, and affiliated entities, Therex Technologies Inc., a drug company, and Therex LLC, a drug company, each located in Buffalo, New York since January, 1994. From May 1, 2008, until January 20, 2009, Dr. Dunn served as Deputy Under Secretary and from August 1, 2006, until April 30, 2008 Dr. Dunn served as Senior Scientific Advisor at the United States Department of Agriculture, Research, Education and Economics Mission Area in Washington, D.C. From December 1, 2006, until April 30, 2008 Dr. Dunn served as Executive Director of the United States Department of Agriculture NAREEE Advisory Board. From July, 1998 until July 1, 2006, Dr. Dunn served as Research Associate Professor in the Department of Oral Biology, School of Dental Medicine, at the State University of New York at Buffalo. Since June 1, 2010, Dr. Dunn has served as a member of the Board of Directors of Brothers of Mercy, Inc., a not-for-profit nursing and rehabilitation concern. Dr. Dunn holds a B.S. Degree in Medical Chemistry and a Ph.D. Degree in Pharmacology, both from the State University of New York at Buffalo School of Pharmacy. Dr. Dunn also served as a Postdoctoral Fellow in the Department of Pharmacology at Harvard Medical School and as a Staff Fellow at the National Institutes of Health, National Cancer Institute Laboratory of Cellular Carcinogenesis and Tumor Promotion. Dr. Dunn’s extensive scientific and regulatory background led to our conclusion that he should serve as a director of our Company.

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Required Vote:

The affirmative vote of a majority of the votes present at the meeting, in person or by proxy, and entitled to vote is required for a Director to be elected to the Board.

Recommendation:

Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the Director nominees listed above.

CORPORATE GOVERNANCE

Board Composition

Directors hold office for one year or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board of Directors shall not be less than one nor more than thirteen. Our Board of Directors currently consists of five members, with one position currently being vacant.

Board Leadership Structure

As of the date hereof, the Board has not appointed a chairman or a lead independent director. At this time, the Board believes that this structure is appropriate for our Company because we have very few employees and are currently in the development phase for our products. In the future, we expect that the Board will appoint a chairman and, if appropriate, a lead independent director.

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Compensation Policies and Practices and Risk Management

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide Named Executive Officers and other senior managers long-term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long-term corporate success and performance.

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The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

Code of Ethics

In 2006, we adopted a Code of Ethics that applies to all of our employees. A copy of our Code of Ethics will be provided to any person requesting same without charge. To request a copy of our Code of Ethics, please make a written request to our Chief Executive Officer c/o 22nd Century Group, Inc., 9530 Main Street, Clarence, New York 14031.

Number of Meetings of the Board of Directors

The Board held three meetings during 2011. Directors are expected to attend Board meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each director attended at least 75% of the aggregate number of meetings of the Board during 2011.

Attendance at Annual Meetings of the Stockholders

The Company has no policy requiring Directors and Director Nominees to attend its annual meeting of stockholders; however, all Directors and Director Nominees are encouraged to attend.

Director Independence

Joseph Alexander Dunn, Ph.D. and James W. Cornell qualify as “independent” Directors under the applicable definition of the NASDAQ Global Market (“NASDAQ”) listing standards.

Stockholder Communications

Stockholders may send communications to the Company's directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o 22nd Century Group, Inc., 9530 Main Street, Clarence, NY 14031. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

As of the date hereof, the Board has not established any committees of the Board. At this time, the Board believes that this structure is appropriate for our Company because we have very few employees and are currently in the development phase for our products. In the future, we expect that the Board will establish Board committees.

Nominating Committee

At of the date hereof, the Company does not have a nominating committee. The Company intends to adopt a nominating committee in the future.

As of the date hereof, we do not have any defined policy or procedure requirements for stockholders to submit recommendations or nominations for directors. The Company does not currently have any specific or minimum criteria for the election of nominees to the Board, and does not have any specific process or procedure for evaluating such nominees. Our current Board assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

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Audit Committee

As of the date hereof, the role of audit committee is performed by the Board.

In this capacity, the Board is responsible for: (i) selection and oversight of our independent accountants; (ii) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (iii) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (iv) engaging outside advisors; and (v) funding for the outside auditors and any outside advisors engaged by the Board.

The Company has determined that James W. Cornell qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

From inception to present date, we believe that the members of our Board are collectively capable of analyzing and evaluating the Company’s financial statements and understanding internal controls and procedures for financial reporting.

Compensation Committee

We have determined that the functions ordinarily handled by such a committee should be handled by our entire Board.

Director Compensation

Directors that are not members of management receive cash compensation of $10,000 each annually and in 2011 received restricted stock awards of 25,000 shares each which vested immediately. The following table sets forth information regarding the compensation of our non-executive directors for their service on our Board of Directors for fiscal year 2011.

					Non-Qualified
	Fees Earned			Non-Equity	Deferred
	or paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in cash	Awards(1)	Awards	Compensation	Earnings	Compensation	Total
James W. Cornell	$10,000	$12,750	-	-	-	-	$22,750
Joseph A. Dunn	$10,000	$12,750	-	-	-	-	$22,750
Steven Katz (2)	$10,000	$12,750	-	-	-	-	$22,750

(1)	The amounts included in this column are the aggregate grant date fair value determined in accordance with FASB ASC 718.

(2)	Mr. Katz resigned from the Board effective January 19, 2012.

EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Joseph Pandolfino	44	Chief Executive Officer and Director
Henry Sicignano, III	44	President, Interim Chief Financial Officer, Secretary and Director
Michael R. Moynihan, Ph.D.	59	Vice President of R&D

For information with respect Joseph Pandolfino and Henry Sicignano, III, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among our Directors or Executive Officers.

Michael R. Moynihan, Ph.D., Vice President of R&D. Dr. Moynihan has served as our Vice President of R&D since March 2011 and served as Vice President of R&D for 22nd Century Limited, LLC since January, 2007. He has also been a consultant for 22nd Century Limited, LLC since 1999. From 2001 to 2006 he served as Director of Biotechnology Development at Fundacion Chile and from 1995 to 2000 as Senior Project Director at InterLink Biotechnologies LLC. Dr. Moynihan holds a Bachelor of Science Degree in Biology from Brown University and a Master’s Degree and Ph.D. in Biology from Harvard University. He previously served as a Visiting Research Fellow at the Institute for Molecular and Cellular Biology, Osaka University, Japan; a Postdoctoral Associate in the Section of Plant Biology, Cornell University; and a Postdoctoral Associate at the Center for Agricultural Molecular Biology, Rutgers University.

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EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by us in each of the last two completed fiscal years ended December 31, 2011 for our principal executive officer and the two most highly compensated executive officers who received annual compensation in excess of $100,000. These officers are referred to herein as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Joseph Pandolfino	2011	150,000	-	102,000	-	-	-	6,646	258,646
Chief Executive Officer	2010	150,000	-	-	-	-	-	6,646	156,646
Henry Sicignano III,	2011	150,000	-	357,000	-	-	-	15,174	522,174
President	2010	85,000	-	-	-	-	-	6,581	91,581
Michael R. Moynihan,	2011	111,290	-	51,000	-	-	-	8,613	170,903
Vice President of R&D	2010	114,019	-	-	-	-	-	8,780	122,799

(1)	The amounts included in this column are the aggregate grant date fair value determined in accordance with FASB ASC 718.
(2)	Represents amounts paid by Company for health insurance.

Name	Grant Date of Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock and Option Awards ($)
Joseph Pandolfino	4/1/2011	200,000	$102,000
Henry Sicignano III	4/1/2011	700,000	$357,000
Michael R. Moynihan	4/1/2011	100,000	$51,000

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Outstanding Equity Awards at Fiscal Year-End

			Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Henry Sicignano III	4/1/2011	600,000	$252,000	100,000	$42,000

(1) 600,000 of the shares are time-based awards subject to vesting over the next 4 years on April 1 of 2012 to 2015, such that

150,000 shares shall vest on April 1 of each such year; 100,000 of the shares are performance based, which are subject to forfeiture unless certain performance milestones are achieved.

(2) Market value calculated based on the price of our common stock as of the last business day of our fiscal year.

Options Exercised and Stock Vested in 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Joseph Pandolfino	0	0	200,000	$102,000
Henry Sicignano III	0	0	0	0
Michael R. Moynihan	0	0	100,000	$51,000

Agreements with Executive Officers

We have entered into employment agreements with each of Messrs. Pandolfino and Sicignano that provide for annual compensation of $150,000 and $150,000, respectively, subject to increases as contained in such employment agreements and/or as decided by our Board of Directors. Dr. Moynihan has an employment agreement with 22nd Century Group, Inc. that provides for annual compensation of $110,000. These employment agreements also contain non-compete covenants and change of control provisions.

The employment agreement of Messrs. Pandolfino and Sicignano provides that during the executive officer’s employment by us and for a period of two (2) years after the executive officer ceases to be employed by us, the following non-compete covenants will apply: (i) the executive officer will not (except on behalf of us) provide or offer to provide any goods or services to any entity engaged in the United States in the making, offering, marketing, distributing and/or selling of products made from the tobacco (Nicotiana) plant, and/or providing or offering to provide the same or substantially similar services to any customer or prospective customer, (ii) the executive officer will not interfere with our relationships with any customer, prospective customer, supplier, distributor, farmer and/or manufacturer, and (iii) the executive will not induce or attempt to induce any persons employed by us to leave their employment with us, nor hire or employ, or attempt to hire or employ, any persons employed by us, nor assist or facilitate in any way any other person or entity in the hiring of any persons employed by us.

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The employment agreement of Dr. Moynihan contains the same non-compete covenants but they are in effect for a period of three (3) years after the executive officer ceases to be employed by us. Dr. Moynihan’s employment agreement contains a severance provision which provides that upon the termination of his employment without Cause (as defined in his employment agreement), Dr. Moynihan will receive severance compensation equal to the base salary then in effect beginning on the date of termination and continuing until the later of one year following termination or the expiration of the initial term of his employment agreement.

The employment agreements of Messrs. Pandolfino and Sicignano provide that in the event of a change in control (as defined in the employment agreements) of our Company, then during the three (3)-year period following such change in control if certain triggering events occur as defined in such employment agreements, such as if the executive is terminated other than for cause (as defined in each of the employment agreements), death or disability, or if the executive officer’s responsibilities are diminished after the change in control as compared to the executive officer’s responsibilities prior to the change in control, or if the executive officer’s base salary or benefits are reduced, or the executive is required to relocate more than twenty-five (25) miles from his current place of employment, then in any such events the executive officer will have the option, exercisable within ninety (90) days of the occurrence of such an event, to resign his employment with us, in which case the executive officer will be entitled to receive: (A) the greater of either his base salary for the then remaining portion of the initial 5-year term of the agreement or his base salary for three (3) years thereafter; (B) reimbursement for eighteen (18) months of his reasonable costs for medical, dental, life, disability and other benefits and insurance coverage that the executive officer received during his employment; (C) outplacement services for two (2) years; and (D) the immediate vesting of all options and/or restricted stock grants previously granted or to be granted to the executive officer. We also provide each of these individuals with health insurance and vacation benefits.

Equity Incentive Plan

On October 21, 2010, we established the 2010 Equity Incentive Plan (“EIP”) for officers, employees, Directors, consultants and advisors to the Company and its affiliates, consisting of 4,250,000 shares of common stock reserved for issuance under the EIP. The EIP has a term of ten years and is administered by our Board or a committee to be established by our Board, to determine the various types of incentive awards that may be granted to recipients under this plan, such as stock grants, stock options, stock appreciation rights, performance share awards, restricted stock and restricted stock units, and the number of shares of common stock to underlie each such award under the EIP. The EIP also contains a provision which restricts the plan to granting awards relating to no more than 1,600,000 shares of common stock during the first twelve months following the effective date of the merger on January 25, 2011 between the Company and 22nd Century Limited, LLC. On April 1, 2011, under our EIP, the Board granted an aggregate of 1,150,000 shares of our common stock to our officers and Directors and options to purchase an aggregate of 35,000 shares of our common stock to our employees. On April 26, 2012, under our EIP, the Board granted of 550,000 shares of our common stock and options to purchase 345,000 shares of our common stock to our officers and Directors and options to purchase an aggregate of 70,000 shares of our common stock to our employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Board is in the process of adapting a written related person transaction policy, which will set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will be administered by our Board and covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $50,000 and a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $50,000, the policy states that related person transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and related rules. Our Board set the $50,000 threshold for approval of related party transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, the Exchange Act and related rules because we believe it is appropriate for our Board to review transactions or potential transactions in which the amount involved exceeds $50,000, as opposed to $120,000.

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Pursuant to this policy, our Board will: (i) review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, and (ii) take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Management will present to our Board each proposed related person transaction, including all relevant facts and circumstances relating thereto, and will update the Board as to any material changes to any related person transaction. All related person transactions may only be consummated if our Board has approved or ratified such transactions in accordance with the guidelines set forth in the policy. Certain types of transactions have been pre-approved by our Board under the policy. These pre-approved transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related person’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, and/or (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5%, subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related person arises solely from the ownership of a class of equity securities in our Company where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director may participate in the approval of a related person transaction for which he or she is a related person.

Related Party Transactions (prior to December 31, 2011)

Immediately prior to the closing of the merger in January 2011 between the Company (then known as Touchstone Mining Limited) and 22nd Century Limited, LLC, pursuant to the terms of the Split-Off Agreement, the Company transferred all of our pre-merger operating assets and liabilities to the Split-Off Subsidiary. We then transferred all of the outstanding capital stock of the Split-Off Subsidiary to David Rector, our sole director and executive officer prior to the merger, in exchange for $1, such consideration was deemed to be adequate by our Board prior to the merger. Prior to the closing of the merger, we paid Mr. Rector $1,500 in consideration for his service as our sole director and executive officer.

Prior to the closing of the merger, Touchstone Mining Limited utilized office space located at 11923 SW 37 Terrace, Miami, Florida 33175 that was provided to us on a rent-free basis by Nanuk Warman, our former director and executive officer. Also, prior to the closing of the merger, we cancelled 10,015,200 shares of our common stock held by Mr. Warman and entered into a mutual release agreement with Mr. Warman regarding such cancellation. In each of fiscal years 2009 and 2010, we paid Mr. Warman aggregate compensation of $8,000 in consideration for his services as our sole director and executive officer during those periods. We also paid Mr. Warman aggregate of $1,500 in consideration for his accounting services in preparation of our most recent Form 10-K and Form 10-Q filed prior to the closing of the merger.

We have conducted transactions with Alternative Cigarettes, Inc. (“AC”), which is 95% owned by three holders of our common stock, including Joseph Pandolfino, our Chief Executive Officer, and Angelo Tomasello, who as of August 9, 2012, beneficially owned approximately over 10% of our common stock. We previously shared office space and employee services with AC. AC has also advanced funds to us from time to time. Since January 1, 2010, the largest net amount due from us to AC was approximately $127,000. No interest has been accrued or paid on these amounts due to AC and there are no repayment terms between the parties. In February 2011, AC was paid $22,500 by 22nd Century Limited, LLC for AC’s assignment of its MAGIC trademark to 22nd Century Limited, LLC and other minor assets.

In January 2008, we issued convertible promissory notes due and payable on January 15, 2011 to Messrs. Pandolfino and Tomasello in the principal amounts of $77,435 and $100,315, respectively, with 7% interest per annum accruing thereon. In December 2009, Mr. Pandolfino converted the principal balance and accrued interest under his note ($88,172) into 151,760 shares of our common stock. In May 2010, Mr. Tomasello agreed to amend his note to eliminate his right to convert the balance into shares of our common stock, and in January 2011, Mr. Tomasello’s note together with all accrued interest thereon was paid in full.

In November 2008, we issued a promissory note due and payable on November 11, 2010 to Mr. Tomasello in the principal amount of $325,000, with 10% interest per annum accruing thereon, and a warrant to purchase 371,006 shares of our common stock, which have since been exercised at a price of $.0001 per share. The note was guaranteed by Virgil Properties, LLC, which is jointly owned by Messrs. Pandolfino and Tomasello. Effective December 1, 2010, the $325,000 promissory note was amended to extend the maturity date until January 10, 2011 and to increase the interest rate to 15% during this extension period. On January 25, 2011, Mr. Tomasello converted the principal amount of this promissory note into 325,000 shares of our common stock through an investment in the Private Placement Offering and cash in the amount of $79,401, which represents the accrued interest on the original $325,000 promissory note. Mr. Tomasello has also made funds available to us in the form of cash advances. The largest net amount outstanding since January 1, 2009 was approximately $166,000. No interest was accrued or paid on such advances and there were no repayment terms between the parties. In December 2009, Mr. Tomasello was issued 504,553 shares of our common stock in lieu of repayment of $135,996 of such advances, and we issued him a promissory note in the amount of $30,054 that was exchanged for 204,639 shares of our common stock in June 2010. On December 16, 2011 Mr. Tomasello acquired $28,750 of our December 16, 2011 Convertible Notes for $25,000 cash.

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During the period between January 1 and October 5, 2010, we issued Mr. Pandolfino 455,331 shares of our common stock in lieu of $103,573 due and payable to him for his services. On October 5, 2010, we issued Mr. Pandolfino a promissory note, which was assigned to Mr. Sicignano, due and payable on January 31, 2011 in the principal amount of $58,873, with 15% interest per annum accruing thereon. In January 2011, we made payment in full to Mr. Sicignano on this assigned note together with all accrued interest thereon. Mr. Pandolfino acquired $86,250 of the December 16, 2011 Convertible Notes for $75,000 in cash. In 2012, he converted his Convertible Note.

In September 2010, Henry Sicignano III, our President, Secretary and interim Chief Financial Officer, loaned us $35,000, which amount was due and payable in November 2010, with 15% interest per annum accruing thereon. On December 16, 2010, Mr. Sicignano agreed to extend the maturity date of this loan until January 25, 2011. On December 28, 2010 we issued a promissory note to Mr. Sicignano due and payable on January 15, 2011 in the principal amount of $100,000, with 15% interest per annum accruing thereon. From time to time, Mr. Sicignano deferred guaranteed payments due to him by us as consideration for his services as our President with the largest net amount of such deferred guaranteed payments outstanding since January 1, 2010 being $85,000. On January 28, 2011 we made payment in full to Mr. Sicignano of all deferred guaranteed payments and all principal and accrued interest on all promissory notes then outstanding. Mr. Sicignano is also the managing member of Henry Sicignano III Group, LLC (“Sicignano Group”). On October 5, 2010, Sicignano Group purchased 112,396 shares of our common stock for $30,295 and, in a simultaneous related transaction, made a loan to the Company in the principal amount of $30,295, with 15% interest per annum accruing thereon, for which we issued Sicignano Group a promissory note due and payable on January 31, 2011. On January 25, 2011, Sicignano Group converted the principal amount of this promissory note and the accrued interest thereon into 31,626 shares of our common stock through an investment in the Private Placement Offering. From June 30, 2011 to October 18, 2011, Mr. Sicignano loaned us a total of $215,000 and issued a promissory note with interest at 12%. Mr. Sicignano exchanged these notes to acquire $247,250 of our December 16, 2011 Convertible Notes.

On September 15 and October 15, 2009, we issued promissory notes payable to Clearwater Partners, LLC (“Clearwater”) in the amounts of $15,000 and $10,000, respectively. In conjunction with the $15,000 promissory note, a warrant to purchase 185,503 shares of our common stock, at a price per share of less than $.0001, was issued to Clearwater, and in conjunction with the $10,000 note, a warrant to purchase 92,751 shares of our common stock, at a price per share of less than $.0001, was issued to Clearwater. The promissory notes bear interest at a rate of 10%. These promissory notes had original maturity dates September 15, 2010 and October 15, 2010, respectively. On May 27, 2010, the maturity dates of both promissory notes were extended to January 31, 2012. These notes remain unpaid and Clearwater has demanded payment while we have asked Clearwater for an extension.

On March 1, 2010, we issued a four (4) year warrant to purchase 1,706,626 shares of our common stock to Clearwater, which was exercised in full on May 27, 2010, at a price per share of $0.0001. On May 27, 2010, we further issued to Clearwater an additional four (4) year warrant to purchase 1,409,821 shares of our common stock, which was immediately exercised in full at a price per share of $0.0001, and we issued to Clearwater a promissory note due and payable on January 31, 2012 in the principal amount of $45,000, with 10% interest per annum accruing thereon. These warrants and this promissory note were issued to Clearwater in lieu of repayment of $450,000 principal, and accrued interest thereon, of funds previously advanced to us by Clearwater. On October 5, 2010, Clearwater purchased 176,358 shares of our common stock for $47,535 and, in a simultaneous related transaction, made a loan to the Company in the principal amount of $47,535, with 15% interest per annum accruing thereon, for which we issued Clearwater a promissory note due and payable on January 31, 2011. On January 25, 2011, Clearwater converted the principal amount of this $47,535 promissory note and the accrued interest thereon, and the principal amount of the $45,000 promissory note and the accrued interest thereon, due and payable on January 31, 2012, into 97,544 shares of our common stock through an investment in the Private Placement Offering.

On December 16, 2011, Mr. Pandolfino, our Chief Executive Officer, Mr. Sicignano, our President and interim Chief Financial Officer, and Mr. Rider, our former Chief Financial Officer, acquired $86,250, $247,250 and $34,500, respectively, of our December 16, 2011 Convertible Notes.

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PROPOSAL NO. 2
THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, PC AS
THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2012

The Board of Directors has appointed Freed Maxick CPAs, P.C. (“Freed”) (formerly Freed Maxick & Battaglia, CPAs, PC) as our independent registered certified public accounting firm for the fiscal year 2012 and has further directed that the selection of Freed be submitted to a vote of stockholders at the annual meeting for ratification. Freed was the independent registered public accounting firm of 22nd Century prior to the merger in January 2011 and, given that the business of 22nd Century is now our sole line of business, our Board concluded that Freed should serve as our independent registered public accounting firm.

As described below, the stockholder vote is not binding on the Board. If the appointment of Freed is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Freed is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Freed are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Recommendation:

Our Board unanimously recommends that our stockholders vote “FOR” the ratification of the appointment of Freed as our independent registered certified public accounting firm for the year 2012. If the appointment is not ratified, our Board will consider whether it should select another independent registered certified public accounting firm.

15

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

On January 27, 2011, our Board approved the dismissal of Child, Van Wagoner & Bradshaw, PLLC (“Child”), as our independent registered public accounting firm and engaged Freed, as our independent registered public accounting firm, both effective as of January 27, 2011. Freed was the independent registered public accounting firm of 22nd Century Limited, LLC prior to the merger between the Company and 22nd Century Limited, LLC in January 2011 and, given that the business of 22nd Century Limited, LLC is now our sole line of business, our Board concluded that Freed should serve as our independent registered public accounting firm.

In connection with the merger in January 2011, we changed our fiscal year ended from September 30 of each year to December 31 of each year. Child’s report on our financial statements for each of 22nd Century Group, Inc.’s past two fiscal years ended September 30, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to 22nd Century Group, Inc.’s ability to continue as a going concern.

During the fiscal years ended September 30, 2010 and 2009 and the subsequent interim period through January 27, 2011, there were no: (i) disagreements with Child on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of Child, would have caused Child to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We do not expect a representative of Child to be present at the annual meeting of stockholders.

During the fiscal years ended September 30, 2010 and 2009 and the subsequent interim period through January 27, 2011, neither 22nd Century Group, Inc. nor anyone acting on its behalf consulted Freed regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The aggregate fees billed to us by Child for services rendered during the fiscal years ended September 30, 2010 and 2009 are set forth in the table below:

	Fiscal Year Ended
Fee Category	September 30, 2009	September 30, 2010
Audit Fees(1)	$12,000	$12,000
Audit-Related Fees	-	-
Tax Fees(2)	900	900
All Other Fees	-	-
Total Fees	$12,900	$12,900

(1) Audit fees consist of fees incurred for professional services rendered for the audit of our financial statements, for reviews of our interim financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

16

The following table shows the fees billed to us for the audits and other services provided by Freed and RSM McGladrey, Inc. (an affiliate of Freed Maxick & Battaglia, CPAs, PC), its independent registered public accounting firm, for the fiscal years ended December 31, 2011 and 2010, respectively. On December 21, 2011, the alternative practice structure with RSM McGladery ceased to exist and any future tax services will be performed by Freed. Touchstone Mining Limited had a different independent public registered accounting firm serving as its independent auditors prior to the merger in January 2011 between the Company and 22nd Century Limited, LLC. The audit and other fees billed to 22nd Century Limited, LLC for services pertaining to 2010 and to the Company (22nd Century Group, Inc.) pertaining to 2011 are presented herein as 22nd Century Limited, LLC’s business became our sole operating business immediately following the closing of the merger.

	2011	2010

Audit fees	$82,500	$36,500
Audit-related fees	37,500	26,000
Tax fees	3,000	19,500
All other fees	-	-
	$123,000	$82,000

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our consolidated annual financial statements and the reviews of financial statements and for any other services that are normally provided by our independent public accountants in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and the financial statements of our subsidiary that were not otherwise included in Audit Fees. Amounts include review of private placement memorandums and 8-K’s related to the private placements and merger.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax advice and tax planning. Included in such Tax Fees were fees for consultancy and advice on tax planning matters.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Board, which performs the equivalent functions of an audit committee, has the responsibilities of appointing our independent registered public accounting firm to serve as our auditor and overseeing the auditor’s work. In addition, our Board, in performing the equivalent functions of the audit committee, pre-approves all audit and related services. Should our Board pre-approve any services other than audit and related services, it will evaluate whether those services would compromise our auditors’ independence.

Of the services provided in the fiscal years ended December 31, 2010 and 2011, all fees and services were pre-approved by the Company’s chief executive officer, which also performed the equivalent functions of an audit committee of the Company.

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AUDIT COMMITTEE REPORT

The Board of Directors, acting in the capacity as the audit committee, has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Board of Directors discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The Board of Directors also reviewed our consolidated financial statements for fiscal 2011 with Freed, our independent auditors for fiscal 2011, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Board of Directors has discussed with Freed the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The Board of Directors has received the written disclosures and the letter from Freed mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Board of Directors concerning independence and has discussed with Freed its independence and has considered whether the provision of non-audit services provided by Freed is compatible with maintaining Freed's independence.

Based on the reviews and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Board of Directors has selected Freed as our independent auditor for 2012.

This report is submitted by the members of the Board of Directors:

Joseph Pandolfino
Henry Sicignano, III
Joseph Alexander Dunn, Ph.D.
James W. Cornell

STOCKHOLDER PROPOSALS FOR THE 2013 MEETING

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2013 must be received by us no later than May 23, 2013. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices later than May 23, 2013 and will not be placed on the agenda for the meeting.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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ANNUAL MEETING OF STOCKHOLDERS OF

22nd Century Group, Inc.

September 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The 2011 Annual Report on Form 10-K and proxy statement of 22nd Century Group, Inc. are available online at http://www.xxiicentury.com/sec-filings/. For directions to the annual meeting, please contact Henry Sicignano III at

716-270-1523 or hsicignano@xxiicentury.com.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS TO SERVE A ONE-YEAR TERM AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

FOR ALL NOMINEES        ☐

WITHHOLD AUTHORITY FOR ALL NOMINEES ☐

FOR ALL EXCEPT            ☐

(See instructions below)

O James W. Cornell

O Henry Sicignano, III

O Joseph Pandolfino

O Joseph Alexander Dunn

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2. RATIFICATION OF APPOINTMENT OF FREED MAXICK CPAs, PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012:

FOR ☐     AGAINST ☐     ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

	☐	Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
_____________________________ _____________ Signature Date		____________________________________ _____________ Signature (Joint Owners) Date

22nd Century Group, Inc.

Proxy for Annual Meeting of Stockholders on September 20, 2012

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Pandolfino and Henry Sicignano, III, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the annual meeting of stockholders of 22nd Century Group, Inc. to be held at Spaulding Lake Clubhouse, 4805 Spaulding Drive, Clarence, NY 14031, on Thursday, September 20, 2012, beginning at 2:00 P.M. local time and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)